Statements of Net Assets Available for Benefits - SBA Defined Contribution Plan for Citizens and Farmers Bank (the Plan) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Statements of Net Assets Available for Benefits
Investments, at fair value	$ 67,508,032	$ 59,696,598
Notes from participants	970,942	785,161
Dividends receivable	12,900	11,898
Total assets	68,491,874	60,493,657
Net assets available for benefits	$ 68,491,874	$ 60,493,657